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                                    EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

         In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Date: August 8, 2003

                                                 VECTIS GROUP, LLC

                                                 By: /s/ Matthew Hobart
                                                 -------------------------------
                                                 Name:      Matthew Hobart
                                                 Its:       Managing Member

                                                 VECTIS-K1, LLC

                                                 BY: VECTIS GROUP, LLC,
                                                 ITS MANAGING MEMBER

                                                 By: /s/ Matthew Hobart
                                                 -------------------------------
                                                 Name:      Matthew Hobart
                                                 Its:       Managing Member

                                                 VECTIS CP HOLDINGS, LLC
                                                 BY: VECTIS GROUP, LLC,
                                                 ITS MANAGING MEMBER

                                                 By: /s/ Matthew Hobart
                                                 -------------------------------
                                                 Name:      Matthew Hobart
                                                 Its:       Managing Member

                                                 PETER KELLNER

                                                 /s/ Peter Kellner
                                                 -------------------------------
                                                 Name:      Peter Kellner

                                                 MATTHEW HOBART

                                                 /s/ Matthew Hobart
                                                 -------------------------------
                                                 Name:      Matthew Hobart